INVESTOR PRESENTATION www.vringoinc.com 2 nd QUARTER 2013

1

Investor Presentation

This presentation includes forward-looking statements, which may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our inability to license and monetize our patents, including the outcome of the litigation against online search firms and other companies; our inability to monetize and recoup our investment with respect to patent assets that we acquire; our inability to develop and introduce new products and/or develop new intellectual property; new legislation, regulations or court rulings related to enforcing patents, that could harm our business and operating results; the inability to realize the potential value created by the merger with Innovate/Protect for our stockholders; unexpected trends in the mobile phone and telecom infrastructure industries; our inability to raise additional capital to fund our combined operations and business plan; our inability to maintain the listing of our securities on a major securities exchange; the potential lack of market acceptance of our products; potential competition from other providers and products; our inability to retain key members of our management team; and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC on March 21, 2013. In addition, the statements in this presentation reflect our expectations and beliefs as of the date of this presentation. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of this presentation.

Safe Harbor Statement

VRINGO
Innovate | License | Protect

2

Investor Presentation

Fast Facts

Founded:	2006
Recent M&A:	Merged with Innovate/Protect in July 2012
Corporate Headquarters:	New York, NY
R&D Facilities:	Longview, TX and Israel
Employees:	22
Symbol:	VRNG
Exchange:	NYSE MKT
Average Trading Volume:	2,027,788 (30 day)
Auditor:	KPMG
Current Cash:	$54,000,000 (3/21/13)

Core Businesses

Technology Business

- Develop, acquire, and license applications and services which are distributed through carrier, handset, and application store partners
- Leverage partnerships with mobile operators to expand services and deliver new products
- Build new technology and products around newly acquired patents or patents created through collaborations between internal innovation team and external inventors

Intellectual Property Monetization

- Maximize the economic benefits of intellectual property assets through licensing, customized technology solutions, strategic partnerships and litigation
- Grow intellectual property portfolio through strategic acquisitions and internal development

Vringo Overview

VRINGO
Innovate | License | Protect

3

Investor Presentation

- Global Distribution Platform for Mobile Apps and Services
- Millions of Mobile App Downloads
- Extensive carrier partnerships including Verizon, Vodafone, Etisalat, Orange, NTT Docomo, Maxis
- Continued Development of new Intellectual Property
- Patent applications include 1 utility patent, 12 continuations and 1 continuation-in-part


Innovate
Protect
License

- Favorable Jury Verdict, I/P Engine vs. AOL, Google et al.
- 6 patents asserted across 3 complaints against ZTE in UK, Germany and France
- Over 500 patents and patent applications in over 40 countries
- Filed infringement lawsuit against Microsoft on January 31, 2013 asserting '420 and '664 patents

- 31 Families Declared Standard Essential Patents
- Prime Candidates for FRAND Licensing

Business Overview

VRINGO
Innovate | License | Protect

4

Investor Presentation

2012

- **MAR 14:**
  Announced merger with Innovate/Protect
- **MID-JUN:**
  Favorable Markman ruling in I/P Engine vs. AOL, Google, et al.
- **JUL 19:**
  Completed merger with Innovate/Protect
- **AUG 19:**
  $31.2 million registered direct, acquired telecom infrastructure portfolio from Nokia of over 500 patents and applications
- **OCT 5:**
  $45 million registered direct offering
- **OCT 8:**
  Filed lawsuit against ZTE in UK
- **NOV 6:**
  Jury verdict reached in I/P Engine vs. AOL, Google, et al.
- **NOV 15:**
  Filed lawsuit against ZTE Germany
- **DEC 15:**
  Filed 2nd lawsuit against ZTE in UK

2013

- **JAN 2:**
  Ashley Keller joined Board of Directors
- **JAN 31:**
  Filed lawsuit against Microsoft
- **FEB 12:**
  Jason Charkow joined as Intellectual Property Counsel
- **FEB 21:**
  Extended lawsuit against ZTE in Germany with additional patent
- **MAR 19:**
  Announced partnership with Virginia Tech Intellectual Properties
- **APR 1:**
  Filed lawsuit against ZTE in France
- **APR 3:**
  Post-trial J.M.O.L.s ruled on in I/P Engine vs. AOL, Google et al case
- **APR 4:**
  Filed Notice of Appeal I/P Engine vs. AOL, Google et al. case

Company Milestones

VRINGO
Innovate | License | Protect

5

Investor Presentation

Internet/Search Patent Portfolio

- Lycos Portfolio – 8 Patents '420/'664
  - Covers the ranking of search results and the placement of search advertising results
  - Technology used to place high quality advertisements in the best positions, thereby generating substantial revenue
  - Patents acquired from Lycos, where Andrew "Ken" Lang served as Chief Technology Officer
- Quantum Stream – 2 Patents, 1 Application
  - Covers placement of content on web pages when there is a vacancy for content

Telecom Patent Portfolio

520+ Patents and Applications

- 444 Patents granted
- 80 patents pending

Patented Technology Covers:

- Wireless Infrastructure
  - Communication Management
  - Data and Signal Transmission
  - Mobility Management
  - Radio Resources Management and Services
- Mobile Video Sharing, Application Installation and Advertising Click to Call

Intellectual Property Overview

VRINGO
Innovate | License | Protect

6

Investor Presentation

Andrew Perlman Chief Executive Officer & Director	▌ Former Head of Digital, Classic Media ▌ Former VP of Global Digital Business Development, EMI Music ▌ George Washington University, B.A.
Andrew "Ken" Lang Chief Technology Officer, President & Director	▌ Former CEO and CTO, Innovate/Protect ▌ Former CEO, Lightspace ▌ Former CTO, Lycos ▌ Duke University, B.S.; Carnegie Mellon University, M.S.
Alexander R. Berger Chief Operating Officer, Secretary & Director	▌ Former COO and CFO, Innovate/Protect ▌ Former VP, Hudson Bay Capital ▌ Former Aide, The White House ▌ George Washington University, B.Accy
David L. Cohen Head of Litigation & Licensing	▌ Former Senior Litigation Counsel, Nokia ▌ Former Attorney, Skadden and Lerner David ▌ Johns Hopkins University, B.A., M.A.; Cambridge, M.Phil.; University College, London, M.A.; Northwestern University, J.D.
Clifford Weinstein Executive Vice President	▌ Former Partner, Maxim Group ▌ Fordham University, B.A.
Ellen Cohl, CPA, MBA Chief Financial Officer & Treasurer	▌ Former VP Finance, Virtual Communities (NASDAQ: VCIX) ▌ Former Auditor, Deloitte & Touche LLP ▌ New York University, B.S.; Baruch College CUNY, MBA

Management Team and Key Employees

VRINGO
Innovate I License I Protect

7
Investor Presentation



Orange County, CA
Knobbe Martens
Joseph R. Re
I/P Engine Appellate Counsel

Arlington, VA
Donald E. Stout
Director & Chair, Intellectual Property Committee
Co-Founder NTP
$700+ million in settlements

Washington, DC
Dickstein Shapiro LLP
I/P Engine Litigation Counsel

New York, NY
David L. Cohen
Head of Litigation & Licensing
Former Nokia IP Cousel
Nokia vs. Apple
$715 million + ongoing royalties*

United Kingdom
Powell Gilbert
Tim Powell and Ari Laakkonen
U.K. Litigation Counsel
Vringo Infrastructure vs. ZTE

Germany
Maikowski & Ninneman
Gunnar Baumgärtel
German Patent Counsel
Vringo Infrastructure vs. ZTE

Germany
Reimann Osterrieth Kohler Haft
Klaus Haft
German Litigation Counsel
Vringo Infrastructure vs. ZTE

France
Véron & Associés
Pierre Véron and Sabine Age
French Litigation Counsel
Vringo Infrastructure vs. ZTE

*Estimated, June 15, 2011, Alliance Bernstein analyst Pierre Ferragu

Litigation Team

VRINGO
Innovate | License | Protect

8

Investor Presentation

Defendant	Date Filed	Location/Judge	Asserted Patents	Accused Product	Stage	Status/ Important Dates
Google et al.	September 15, 2011 Case #2:2011cv00512	Eastern District of Virginia (EDVA)/ Raymond A. Jackson	6,314,420 6,775,664	Adwords	Post-Trial	Motions for Supplemental Damages and Ongoing Royalties remain pending; Notice of Appeals Filed
UK Subsidiary of ZTE Corporation	October 8, 2012	UK High Court of Justice, Chancery Division, Patents Court	1,212,919 1,166,589 1,808,029	Handsets Base Station Controllers, MSCs	Pre-Trial	Case Management Conference Schedule for June 2013
ZTE Deutschland GmbH (ZTE)	November 15, 2012	District Court of Mannheim	1,212,919	SDR Base Stations Radio Network Controllers	Pre-Trial	Trial scheduled for October 15, 2013
UK Subsidiary of ZTE Corporation	December 5, 2012	UK High Court of Justice, Chancery Division, Patents Court Case No. HC12 B04711	1,186,119 1,330,933 1,221,212	Base Station Controllers, MSCs	Pre-Trial	Case Management Conference Schedule for June 2013
Microsoft	January 31, 2013	Southern District of New York	6,314,420 6,775,664	Bing	Pre-Trial	Awaiting Microsoft Answer
ZTE France SASU	March 29, 2013	Tribunal de Grande Instance de Paris	1,186,119 1,221,212	ZTE Devices	Pre-Trial	Awaiting ZTE Response

Current Enforcement Actions

VRINGO
Innovate | License | Protect

Internet/Search Portfolio

10

Litigation Strategy

- On September 15, 2011, I/P Engine filed a patent infringement lawsuit against five companies, including Google and AOL, in the Eastern District of Virginia
- The lawsuit alleged infringement of patents purchased from Lycos, Inc.
- The patented technology covers the placement of advertisements
- Advertising is Google's "primary source of revenue"



Case 2:11-cv-00512-RAJ -FBS Document 1 Filed 09/15/11 Page 1 of 27 PageID# 1

FILED

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

2011 SEP 15 A 10 40

CLERK US DISTRICT COURT
ALEXANDRIA, VIRGINIA

I/P ENGINE, INC.,

Plaintiff,

v.

AOL, INC.,
GOOGLE, INC.,
IAC SEARCH & MEDIA, INC.,
GANNETT COMPANY, INC., and
TARGET CORPORATION,

Defendants.

Civ. Action No. 2:11 cv 512 - RAJ/FBS

COMPLAINT

Jury Trial Demanded

Plaintiff I/P Engine, Inc. ("I/P Engine") hereby makes this complaint against Defendants AOL, Inc. ("AOL"), Google, Inc. ("Google"), IAC Search & Media, Inc. ("IAC"), Gannett Company, Inc. ("Gannett"), and Target Corporation ("Target") as follows:

Investor Presentation

Google Litigation Overview

VRINGO
Innovate | License | Protect

11

Investor Presentation

I/P Engine's patents, acquired from Lycos, cover the combination of:

- An advertisement's content relevance to a search query
- Click-through rates from prior users relative to that advertisement


United States Patent
Lang et al.
US 6,314,420 B1

One example of Google's use of the patented keyword relevance technology

Quality Score is a measure of how relevant a keyword is to ad text and to what a user is searching for.
The Quality Score for Google [includes]:

- The relevance of the keyword and the matched ad to the search query
- The historical click through rate (CTR) of the keyword and the matched ad on the Google domain


Google
AdWords Help
Understanding ad position
How ad position is determined

Google's Chief Economist explains the technology

Hal Varian, Google's Chief Economist, Explains Search Advertising With Google: "What is Quality Score?"



http://www.youtube.com/watch?v=BSd_2gfsFCs

Varian stated that Google's "primary source of revenue" comes from selling advertisements that are related to the search queries

Use of Patented Technology by Google

VRINGO
Innovate I License I Protect

12
Investor Presentation


SEP 15: Complaint filed
FEB 15: Scheduling order issued
JUN 4: Markman hearing
JUN 15: Markman ruling
OCT 16: Trial began
NOV 6: Jury verdict
APR 4: Vringo filed notice of appeal
SEP 2011
DEC 2011
MAR 2012
JUN 2012
SEP 2012
DEC 2012
MAR 2013
JUN 2013
NOV 4: Joint stipulation
APR 12: Opening claim construction briefs
MAY 17: Joint submission
SEP 4: End of fact discovery
DEC 15: Summary on post-trial motions
NOV 14: Answers filed
DEC: Document discovery began
MAY 3: Reply claim construction briefs
SEP: Pre-trial and summary judgment motions
APR 3: Judge rules on post-trial motions

- The defendants made several attempts to avoid trial
- The case is on the "Rocket Docket" in the Eastern District of Virginia
- During the Markman process, the court interpreted the patent claims and established the boundary markings of the claimed technologies
- Each claim comprises a set of limitations: specific terms or phrases that define the technology covered by the claim
- The parties applied the claim construction when presenting the case to the jury

I/P Engine vs. AOL, Google et al. Timeline

VRINGO
Innovate | License | Protect

13 I n v e s t o r P r e s e n t a t i o n Jury Verdict

Telecom Infrastructure Portfolio

15

Investor Presentation

Significant Potential for Monetization

Portfolio Characteristics

- Portfolio covers wireless infrastructure
  - 444 Issued Patents
  - 80 Patent Applications
  - 124 Patent Families
- Patents from 31 families have been declared essential
- Majority of patents filed in late 1990's and early 2000's
- High level of forward citations
  - Implication → Patents recognized by others in the industry as foundational
- Average remaining lifetime of patents is 6.7 years
  - Implication → Strong candidates for litigation and licensing

Key Licensing Areas

- Communication Management
- Data and Signal Transmission
- Mobility Management
- Radio Resources Management
- Services

Portfolio Highlights

VRINGO Innovate | License | Protect

16 I n v e s t o r P r e s e n t a t i o n 524 Infrastructure Patents and Applications 138 42 7 13 23 23 39 35 15 26 13 444 Patents 401 Nationally Enforceable Patents 80 Patent Applications 124 Patent Families 10

17

Investor Presentation


Mobile Equipment (Sender)
Base Transceiver Station (BTS/ Node B)
Base Station Controller (BSC/RNC)
Base Transceiver Station (BTS/ Node B)
Base Station Subsystem (BSS)
Primarily for Packet Data
Primarily for Voice
GPRS Support Node (GSN)
Serving GPRS Support Node (SGSN)
Gateway GPRS Support Node (GGSN)
Mobile Switching Centre (MSC)
Authentication, Authorization and Accounting (AAA)
Home Location Register (HLR)
Visitor Location Register (VLR)
Network Switching Subsystem (NSS)
GSN & BSS
IP Network
Mobile Equipment (Receiver)
NSS & BSS
Gateway Mobile Switching Center
PSTN

Communication Flow

VRINGO
Innovate | License | Protect

18 I n v e s t o r P r e s e n t a t i o n Capitalization Table Description Current Outstanding as of April 15, 2013 Fully Diluted Shares Outstanding 116,335,752 Common Shares 82,516,949 W a r r a n t s O u t s t a n d i n g Warrants $1.76 10,735,279 Warrants $5.06 7,784,000 Warrants $.94 249,835 Employee Incentive Plan 15,049,689

19 I n v e s t o r P r e s e n t a t i o n Contact Information Cliff Weinstein Executive Vice President Vringo, Inc. 780 3rd Avenue, 15th Floor New York, NY 10017 Office: 646.532.6777 Mobile: 631.786.0260 cliff@vringo.com For more information, please contact: